EXECUTION COPY

REGISTRATION RIGHTS AGREEMENT

This Registration Rights Agreement (the “Agreement”) is made and entered into as of this 11th day of February, 2009 by and among Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), Purdue Pharma L.P., a Delaware limited partnership (“Purdue”), the “Series D Investors” named in that certain Securities Purchase Agreement, dated March 26, 2008, as amended on April 9, 2008, by and among the Company and the Series D Investors (the “Series D Securities Purchase Agreement”), and the holders of the Series B Warrants (as defined below) (the Company, Purdue, the Series D Investors and the holders of the Series B Warrants are sometimes referred to herein individually as “Party” and collectively as the “Parties”).  Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Series E Securities Purchase Agreement.

WHEREAS, pursuant to a Securities Purchase Agreement dated herewith (the “Series E Securities Purchase Agreement”) the Company has agreed to issue and sell to Purdue, and Purdue has agreed to purchase from the Company, 200 shares of Preferred Stock and warrants (the “Series E Warrants”) to purchase up to 15,384,615 shares of the Company’s common stock, $.00001 par value per share (the “Common Stock”), upon the terms and conditions set forth in the Series E Securities Purchase Agreement;

WHEREAS, pursuant to a Consent and Agreement to Exchange dated herewith (“the Exchange Agreement”) the Series D Investors have agreed to exchange all outstanding shares of Series D Preferred Stock, plus accrued but unpaid dividends, for shares of Series E Preferred Stock upon the terms and conditions set forth in the Exchange Agreement;

WHEREAS, the Series D Investors and the holders of the Series B Warrants are parties to a Registration Rights Agreement dated April 11, 2008 (the “Series D Registration Agreement”) and the Company, the Series D Investors and the holders of the Series B Warrants desire to terminate the Series D Registration Agreement in its entirety;

WHEREAS, the Company has agreed to register the shares of Common Stock issuable upon conversion of the Preferred Stock and the shares of Common Stock issuable upon exercise of the Series B Warrants, the Series D Warrants (as defined below)  and the Series E Warrants in accordance with the terms of this Agreement;

The Parties hereby agree as follows:

1.      Certain Definitions.

As used in this Agreement, the following terms shall have the following meanings:

“FINRA” shall mean the Financial Industry Regulatory Authority.

“Holders” shall mean Purdue, the Series D Investors and the holders of the Series B Warrants and any Affiliate or permitted transferee thereof who is a subsequent holder of any Registrable Securities.

“Preferred Stock” means the Series E Convertible Preferred Stock, par value $0.00001 per share.

“Prospectus” shall mean the prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Registrable Securities covered by such Registration Statement and by all other amendments and supplements to the prospectus, including post-effective amendments and all material incorporated by reference in such prospectus.

“Register,” “registered” and “registration” refer to a registration made by preparing and filing a Registration Statement or similar document in compliance with the 1933 Act, and the declaration or ordering of effectiveness of such Registration Statement or document.

“Registrable Securities” shall mean the shares of Common Stock issuable (i) upon the conversion of the Preferred Stock (excluding 12,000,000 shares of Common Stock issuable upon conversion of the Preferred Stock which are registered pursuant to a prior Registration Statement (File No. 143263 as amended and supplemented)), (ii) upon the exercise of the Series E Warrants, (iii) upon the exercise of the Series D Warrants; (iv) upon the exercise of the Series B Warrants, including any shares of Common Stock that become issuable upon conversion or exercise of the Preferred Stock or Warrants, as the case may be, as a result of stock splits, stock dividends or similar transactions with respect to the Common Stock (other than shares of Common Stock registered pursuant to the aforesaid prior Registration Statement) and any Common Stock issued as stock dividends on the Preferred Stock; provided, that, a security shall cease to be a Registrable Security upon a sale pursuant to a Registration Statement.

“Registration Statement” shall mean any registration statement of the Company filed under the 1933 Act that covers the resale of any of the Registrable Securities pursuant to the provisions of this Agreement, amendments and supplements to such Registration Statement, including post-effective amendments, and all exhibits and all material incorporated by reference in such Registration Statement.

“Series B Warrants” shall mean the warrants to purchase up to 7,500,000 shares of Common Stock dated May 2, 2007, as amended, issued pursuant to that certain Securities Purchase Agreement dated as of April 12, 2007, as amended on May 2, 2007.

“Series D Warrants” shall mean the warrants to purchase up to 4,365,381 shares of Common Stock dated April 11, 2008 issued pursuant to the Series D Securities Purchase Agreement.

“Warrants” shall mean collectively the Series B Warrants, Series D Warrants and Series E Warrants.

2.           Termination of Series D Registration Rights Agreement.

The Series D Investors and holders of the Series B Warrants by their execution of this Agreement hereby agree and acknowledge that the Series D Registration Agreement has been superseded and replaced in its entirety by this Agreement and that the Series D Investors and the holders of the Series B Warrants shall have no further rights under the Series D Registration Agreement.

3.           Registration.

(a)           Registration Statement.  Promptly following the six month anniversary of the Closing Date of the purchase and sale of the Preferred Stock and Series E Warrants contemplated by the Series E Securities Purchase Agreement, but in no event after five (5) business days after the six month anniversary of the Closing Date (the “Filing Deadline”), the Company shall prepare and file with the SEC one Registration Statement on Form S-1 covering the resale of all of the Registrable Securities without regard to any limitation on exercise of the Warrants.  Such Registration Statement shall include the plan of distribution attached hereto as Exhibit A.  Such Registration Statement also shall cover, to the extent allowable under the 1933 Act and the rules promulgated thereunder (including Rule 416), such indeterminate number of additional shares of Common Stock resulting from stock splits, stock dividends or similar transactions with respect to the Registrable Securities.  The Registration Statement (and each amendment or supplement thereto, and each request for acceleration of effectiveness thereof) shall be provided in accordance with Section 4(c) to the Holders and their respective counsel prior to its filing or other submission. If a Registration Statement covering the Registrable Securities is not filed with the SEC on or prior to the Filing Deadline, the Company will make pro rata payments to each Holder, as liquidated damages and not as a penalty, in an amount equal to 1.5% of the aggregate amount invested by such Holder for each 30-day period or pro rata for any portion thereof following the date by which such Registration Statement should have been filed for which no Registration Statement is filed with respect to the Registrable Securities.  Such payments shall be in partial compensation to the Holders, and shall not constitute the Holders’ exclusive remedy for such events.  Such payments shall be made to each Holder in cash.  The amounts payable as liquidated damages pursuant to this paragraph shall be payable in lawful money of the United States, and amounts payable as liquidated damages shall be paid within two (2) Business Days of the last day of each such 30-day period during which the Registration Statement should have been filed for which no Registration Statement was filed with respect to the Registrable Securities.

(b)    Expenses.  The Company will pay all expenses associated with each registration, including filing and printing fees, counsel and accounting fees and expenses, costs associated with clearing the Registrable Securities for sale under applicable state securities laws and listing fees, but excluding the fees and disbursements of more than one law firm serving as counsel to the Holders, and discounts, commissions, fees of underwriters, selling brokers, dealer managers or similar securities industry professionals with respect to the Registrable Securities being sold.

(c)   Effectiveness.

(i)    The Company shall use its best efforts to have the Registration Statement declared effective not later than the earlier to occur of (x) the 60th day immediately following the Filing Deadline, (y) five (5) Business Days following the Company’s receipt of a no-review letter from the SEC relating to the Registration Statement, or (z) the 90th day following the Filing Deadline if the Company’s receives a review from the SEC relating to the Registration Statement; provided, however, if the Registration Statement is not declared effective within the time period set forth above, the Company shall continue to use its best efforts to have the Registration Statement declared effective as soon as possible thereafter.

(ii)    For not more than fifteen (15) consecutive days or for a total of not more than thirty (30) days in any twelve (12) month period, the Company may delay the disclosure of material non-public information concerning the Company, by terminating or suspending effectiveness of any registration contemplated by this Section 3, if the disclosure of such material non-public information at the time is not, in the good faith opinion of the Company, in the best interests of the Company (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Holders in writing of the existence of (but in no event, without the prior written consent of a Holder, shall the Company disclose to such Holder any of the facts or circumstances regarding) material non-public information giving rise to an Allowed Delay, and (b) advise the Holders in writing to cease all sales under the Registration Statement until the end of the Allowed Delay.

(d)    Underwritten Offering.  If any offering pursuant to a Registration Statement filed pursuant to Section 3(a) hereof involves an underwritten offering, the Company shall have the right to select an investment banker and manager to administer the offering, subject to the reasonable satisfaction of the Requisite Holders.

4.      Company Obligations.  The Company will use its best efforts to effect the registration of the Registrable Securities in accordance with the terms hereof, and pursuant thereto the Company will, as expeditiously as possible:

(a)    use its best efforts to cause such Registration Statement to become effective and to remain continuously effective for a period that will terminate upon the earlier of (i) the date on which all Registrable Securities covered by such Registration Statement, as amended from time to time, have been sold and (ii) two years from the Closing Date;

(b)    prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement and the Prospectus as may be necessary to keep the Registration Statement effective for the period specified in Section 4(a) and to comply with the provisions of the 1933 Act and the 1934 Act with respect to the distribution of all Registrable Securities;

(c)    provide copies to and permit counsel to Purdue, the Series D Investors and the holders of the Series B Warrants to review each Registration Statement and all amendments thereto no fewer than three (3) days prior to their filing with the SEC and not file any document to which such counsel reasonably objects within three (3) days following receipt by such counsel of such Registration Statement and/or amendments thereto;

(d)    furnish to the Holders and their legal counsel (i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company (but not later than two (2) Business Days after the filing date, receipt date or sending date, as the case may be), an electronic copy of any Registration Statement and any amendment thereto, each preliminary prospectus and Prospectus and each amendment or supplement thereto, and each letter written by or on behalf of the Company to the SEC or the staff of the SEC, and each item of correspondence from the SEC or the staff of the SEC, in each case relating to such Registration Statement (other than any portion thereof which contains information for which the Company has sought confidential treatment), and (ii) such number of copies of a Prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents as each Holder may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Holder, which in any event, shall not exceed ten (10) Prospectuses;

(e)    in the event the Company selects an underwriter for the offering, the Company shall enter into and perform its reasonable obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the underwriter of such offering;

(f)    if required by the underwriter, the Company shall furnish, on the effective date of the Registration Statement (i) an opinion, dated as of such date, from independent legal counsel representing the Company for purposes of such Registration Statement, in form, scope and substance as is customarily given in an underwritten public offering, addressed to the underwriter and (ii) a letter, dated such date, from the Company’s independent certified public accountants in form and substance as is customarily given by independent certified public accountants to underwriters in an underwritten public offering, addressed to the underwriter and the Holders;

(g)    use its reasonable best efforts to prevent the issuance of any stop order or other suspension of effectiveness and, if such order is issued, obtain the withdrawal of any such order at the earliest possible moment;

(h)    prior to any public offering of Registrable Securities, use its reasonable best efforts to register or qualify or cooperate with the Holders and their counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions reasonably requested by the Holders and do any and all other reasonable acts or things necessary or advisable to enable the distribution in such jurisdictions of the Registrable Securities covered by the Registration Statement;

(i)           cause all Registrable Securities covered by a Registration Statement to be listed or traded on each securities exchange, interdealer quotation system or other market on which similar securities issued by the Company are then listed or traded;

(j)           immediately notify the Holders, at any time when a Prospectus relating to the Registrable Securities is required to be delivered under the 1933 Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, and at the request of any such Holder, promptly prepare and furnish to such Holder a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

(k)    otherwise use its best efforts to comply with all applicable rules and regulations of the SEC under the 1933 Act and the 1934 Act and take such other actions as may be reasonably necessary to facilitate the registration of the Registrable Securities hereunder; and make available to its security holders, as soon as reasonably practicable, but not later than the Availability Date (as defined below), an earnings statement covering a period of at least twelve (12) months, beginning after the effective date of each Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the 1933 Act (for the purpose of this subsection 4(k), “Availability Date” means the 45th day following the end of the fourth fiscal quarter that includes the effective date of such Registration Statement, except that, if such fourth fiscal quarter is the last quarter of the Company’s fiscal year, “Availability Date” means the 90th day after the end of such fourth fiscal quarter).

5.           Due Diligence Review; Information.  Upon receipt of an appropriate confidentiality agreement, the Company shall make available, during normal business hours, for inspection and review by the Holders, advisors to and representatives of the Holders (who may or may not be affiliated with the Holders), and any underwriter participating in any disposition of Common Stock on behalf of the Holders pursuant to a Registration Statement or amendments or supplements thereto or any blue sky, FINRA or other filing, all financial and other records, all filings with the SEC, and all other corporate documents and properties of the Company as may be reasonably necessary for the purpose of such review, and cause the Company’s officers, directors and employees, within a reasonable time period, to supply all such information reasonably requested by the Holders or any such representative, advisor or underwriter in connection with such Registration Statement (including, without limitation, in response to all questions and other inquiries reasonably made or submitted by any of them), prior to and from time to time after the filing and effectiveness of the Registration Statement for the sole purpose of enabling the Holders and such representatives, advisors and underwriters and their respective accountants and attorneys to conduct initial and ongoing due diligence with respect to the Company and the accuracy of such Registration Statement.

Notwithstanding the foregoing, the Company shall not disclose material nonpublic information to the Holders, or to advisors to or representatives of the Holders, unless prior to disclosure of such information the Company identifies such information as being material nonpublic information and provides the Holders, such advisors and representatives with the opportunity to accept or refuse to accept such material nonpublic information for review.

6.      Obligations of the Holders.

(a)    Each Holder agrees to furnish to the Company a completed Questionnaire in the form attached to this Agreement as Exhibit B (a “Selling Shareholder Questionnaire”) not prior to 120 days after the Closing Date and not more than 150 days after the Closing Date.   A Holder who fails to furnish a Selling Stockholder Questionnaire within 150 days after the Closing Date may have its Registrable Securities excluded from the Registration Statement, provided that the Company has provided such Holder with notice at least 20 days prior (but no more than 60 days prior) to the expiration of such 150 day period.

(b)    Each Holder, by its acceptance of the Registrable Securities, agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of a Registration Statement hereunder, unless such Holder has notified the Company in writing of its election to exclude all of its Registrable Securities from such Registration Statement.

(c)    In the event the Company, at the request of the Holders, determines to engage the services of an underwriter, each such Holder agrees to enter into and perform its obligations under an underwriting agreement, in usual and customary form, including, without limitation, customary indemnification and contribution obligations, with the managing underwriter of such offering and take such other actions as are reasonably required in order to expedite or facilitate the dispositions of the Registrable Securities.

(d)    Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event rendering a Registration Statement no longer effective, such Holder will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities, until the Holder’s receipt of copies of the supplemented or amended Prospectus filed with the SEC and declared effective and, if so directed by the Company, the Holder shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in the Holder’s possession of the Prospectus covering the Registrable Securities current at the time of receipt of such notice.

(e)    No Holder may participate in any third party underwritten registration hereunder unless it (i) agrees to sell the Registrable Securities on the basis provided in any underwriting arrangements in usual and customary form entered into by the Company, (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements, and (iii) agrees to pay its pro rata share of all underwriting discounts and commissions.  Notwithstanding the foregoing, no Holder shall be required to make any representations to such underwriter, other than those with respect to itself and the Registrable Securities owned by it, including its right to sell the Registrable Securities, and any indemnification in favor of the underwriter by the Holders shall be several and not joint and limited in the case of any Holder, to the net proceeds received by such Holder from the sale of its Registrable Securities.  The scope of any such indemnification in favor of an underwriter shall be limited to the same extent as the indemnity provided in Section 7(b) hereof.

7.      Indemnification.

(a)    Indemnification by the Company.  The Company will indemnify and hold harmless each Holder and any controlling person (as defined in Section 15 of the 1933 Act) and their respective officers, directors, members, employees and agents, successors and assigns (the “Indemnified Persons”), against any losses, claims, damages or liabilities, joint or several, to which such Indemnified Person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon: (i) any untrue statement or alleged untrue statement of any material fact contained in any Registration Statement, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof; (ii) any blue sky application or other document executed by the Company specifically for blue sky compliance or based upon written information furnished by the Company filed in any state or other jurisdiction in order to qualify any or all of the Registrable Securities under the securities laws thereof (any such application, document or information herein called a “Blue Sky Application”); (iii) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; (iv) any violation by the Company, or its directors, officers, employees or agents of any rule or regulation promulgated under the 1933 Act applicable to the Company or its directors, officers, employees or agents and relating to action or inaction required of the Company or any of them in connection with such registration; or (v) any failure to register or qualify the Registrable Securities included in any such Registration Statement in any state where the Company or its agents has affirmatively undertaken or agreed in writing that the Company will undertake such registration or qualification on a Holder’s behalf (the undertaking of any underwriter chosen by the Company being attributed to the Company) and will reimburse such Holder, and each such officer, director or member and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Company will not be liable in any such case if and to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in conformity with information furnished in writing by such Holder or any such controlling person specifically for use in such Registration Statement or Prospectus.

(b)    Indemnification by the Holders.  In connection with any Registration Statement pursuant to the terms of this Agreement, each Holder will furnish to the Company in writing such information as the Company reasonably requests concerning such Holder or the proposed manner of such Holder’s distribution for use in connection with any Registration Statement or Prospectus and agrees, severally but not jointly, to indemnify and hold harmless, to the fullest extent permitted by law, the Company, its Subsidiaries and its and their respective directors, officers, employees, shareholders and each person who controls the Company (within the meaning of the 1933 Act) against any losses, claims, damages, liabilities and expenses (including reasonable attorney fees) resulting from any untrue statement of a material fact or any omission of a material fact required to be stated in the Registration Statement or Prospectus or preliminary prospectus or amendment or supplement thereto or necessary to make the statements therein not misleading, to the extent, but only to the extent that such untrue statement or omission is contained in any information furnished in writing by such Holder to the Company specifically for inclusion in such Registration Statement or Prospectus or amendment or supplement thereto.  In no event shall the liability of a Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such Holder and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue statement or omission) received by such Holder upon the sale of the Registrable Securities included in the Registration Statement giving rise to such indemnification obligation.

(c)    Conduct of Indemnification Proceedings.  Any person entitled to indemnification hereunder shall (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party; provided that any person entitled to indemnification hereunder shall have the right to employ separate counsel and to participate in the defense of such claim, but the fees and expenses of such counsel shall be at the expense of such person unless (a) the indemnifying party has agreed to pay such fees or expenses, or (b) the indemnifying party shall have failed to assume the defense of such claim and employ counsel reasonably satisfactory to such person or (c) in the reasonable judgment of any such person, based upon advice of its counsel, a conflict of interest exists between such person and the indemnifying party with respect to such claims (in which case, if the person notifies the indemnifying party in writing that such person elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of such claim on behalf of such person); and provided, further, that the failure of any indemnified party to give notice as provided herein shall not relieve the indemnifying party of its obligations hereunder, except to the extent that such failure to give notice shall materially adversely affect the indemnifying party in the defense of any such claim or litigation.  It is understood that the indemnifying party shall not, in connection with any proceeding in the same jurisdiction, be liable for fees or expenses of more than one separate firm of attorneys at any time for all such indemnified parties.  No indemnifying party will, except with the consent of the indemnified party, consent to entry of any judgment or enter into any settlement that does not include as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a release from all liability in respect of such claim or litigation.

(d)    Contribution.  If for any reason the indemnification provided for in the preceding paragraphs (a) and (b) is unavailable to an indemnified party or insufficient to hold it completely harmless, other than as expressly specified therein, then the indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.  No person guilty of fraudulent misrepresentation within the meaning of Section 11(f) of the 1933 Act shall be entitled to contribution from any person not guilty of such fraudulent misrepresentation.  In no event shall the contribution obligation of a Holder be greater in amount than the aggregate dollar amount of the proceeds (net of all expenses paid by such holder and the amount of any damages such Holder has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission) received by it upon the sale of the Registrable Securities giving rise to such contribution obligation.

8.      Miscellaneous.

(a)    Amendments and Waivers.  This Agreement shall not be amended except by a writing signed by (i) the Company and (ii) the Requisite Holders (as defined in the Certificate of Designations).  The Company may take any action herein prohibited, or omit to perform any act herein required to be performed by it, only if the Company shall have obtained the written consent to such amendment, action or omission to act, of the Requisite Holders (as defined in the Certificate of Designations).

(b)    Notices.  All notices and other communications provided for or permitted hereunder shall be made (i) for Purdue, as set forth in the Series E Securities Purchase Agreement; (ii) for the Series D Investors, as set forth in the Series D Securities Purchase Agreement and (iii) for the holders of the Series B Warrants as stated therein, as applicable.

(c)    Assignments and Transfers by Holders.  The provisions of this Agreement shall be binding upon and inure to the benefit of the Holders and their respective successors and assigns.  A Holder may transfer or assign, in whole or in part, to one or more persons and Associated Companies its rights hereunder in connection with the transfer of Registrable Securities by such Holder to such person, provided, that, such Holder complies with all applicable laws thereto and provides written notice of assignment to the Company promptly after such assignment is effected.

(d)    Assignments and Transfers by the Company.  This Agreement shall not be assigned by the Company without the prior written consent of each Holder, except that without the prior written consent of the Holders, but after notice duly given, the Company shall assign its rights and delegate its duties hereunder to any successor-in-interest corporation, and such successor-in-interest shall assume such rights and duties, in the event of a merger or consolidation of the Company with or into another corporation or the sale of all or substantially all of the Company’s assets.

(e)    Benefits of the Agreement.  The terms and conditions of this Agreement shall inure to the benefit of and be binding upon the respective permitted successors and assigns of the Parties.  Nothing in this Agreement, express or implied, is intended to confer upon any party other than the Parties hereto or their respective successors and assigns any rights, remedies, obligations, or liabilities under or by reason of this Agreement, except as expressly provided in this Agreement.

(f)    Counterparts; Faxes.  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.  This Agreement may also be executed via facsimile, which shall be deemed an original.

(g)    Titles and Subtitles.  The titles and subtitles used in this Agreement are used for convenience only and are not to be considered in construing or interpreting this Agreement.

(h)    Severability.  Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof but shall be interpreted as if it were written so as to be enforceable to the maximum extent permitted by applicable law, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.  To the extent permitted by applicable law, the Parties hereby waive any provision of law which renders any provisions hereof prohibited or unenforceable in any respect.

(i)    Further Assurances.  The Parties shall execute and deliver all such further instruments and documents and take all such other actions as may reasonably be required to carry out the transactions contemplated hereby and to evidence the fulfillment of the agreements herein contained.

(j)    Entire Agreement.  This Agreement is intended by the Parties as a final expression of their agreement and intended to be a complete and exclusive statement of the agreement and understanding of the Parties hereto in respect of the subject matter contained herein.  This Agreement supersedes all prior agreements and understandings between the Parties with respect to such subject matter.

(k)    Governing Law; Consent to Jurisdiction.  This Agreement shall be governed by, and construed in accordance with, the internal laws of the State of New York without regard to the choice of law principles thereof.  Each of the Parties hereto irrevocably submits to the exclusive jurisdiction of the courts of the State of New York located in New York County and the United States District Court for the Southern District of New York for the purpose of any suit, action, proceeding or judgment relating to or arising out of this Agreement and the transactions contemplated hereby.  Service of process in connection with any such suit, action or proceeding may be served on each Party hereto anywhere in the world by the same methods as are specified for the giving of notices under this Agreement.  Each of the Parties hereto irrevocably consents to the jurisdiction of any such court in any such suit, action or proceeding and to the laying of venue in such court.  Each Party hereto irrevocably waives any objection to the laying of venue of any such suit, action or proceeding brought in such courts and irrevocably waives any claim that any such suit, action or proceeding brought in any such court has been brought in an inconvenient forum.  THE COMPANY AND EACH OF THE HOLDERS HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING RELATING TO OR ARISING OUT OF THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY.

[Signature Pages Follow]

Company Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the Company has executed this Agreement or caused its duly authorized officer to execute this Agreement as of the date first above written.

NOVELOS THERAPEUTICS, INC.

By:	/s/ Harry S. Palmin
Name: Harry S. Palmin
Title: President and CEO

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Purdue Pharma, L.P.
Name of entity

By: Purdue Pharma, Inc. , its general partner

By:	/s/ Edward B. Mahony

Name: Edward B. Mahony
Title: Chief Financial Officer

New York
Jurisdiction of organization of entity
Address: One Stamford Forum Stamford, CT 06901

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Xmark Opportunity Fund, Ltd.
Name of entity

By:	Xmark Opportunity Manager, LLC,
its Investment Manager

By:	Xmark Opportunity Partners, LLC,
its Sole Member

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title: Chief Executive Officer

Cayman Islands
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Xmark Opportunity Fund, L.P.
Name of entity

By:	Xmark Opportunity GP, LLC
its General Partner

By:	Xmark Opportunity Partners, LLC,
its Sole Member

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye

Name: Mitchell D. Kaye
Title: Chief Executive Officer

Delaware
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Xmark JV Investment Partners, LLC
Name of entity

By:	Xmark Opportunity Partners, LLC
its Investment Manager

By:	Xmark Capital Partners, LLC,
its Managing Member

By:	/s/ Mitchell D. Kaye
Name: Mitchell D. Kaye
Title: Chief Executive Officer

Delaware
Jurisdiction of organization of entity

Address:

90 Grove Street
Ridgefield, CT 06877

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Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Caduceus Capital Master Fund Limited
Name of entity

By:	/s/ Samuel D. Isaly

Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Bermuda

Address:
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement of the date first above written.

Caduceus Capital II, L.P.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware

Address:
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Summer Street Life Sciences Hedge Fund Investors LLC
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware

Address:
c/o OrbiMed Advisors LLC
767 Third Avenue, 30th Floor
New York, NY 10017

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written

UBS Eucalyptus Fund, L.L.C.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Delaware

Address: c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

PW Eucalyptus Fund, Ltd.
Name of entity

By:	/s/ Samuel D. Isaly
Name: Samuel D. Isaly
Title: Managing Partner, OrbiMed Advisors LLC

Print jurisdiction of organization of entity: Cayman Islands

Address: c/o OrbiMed Advisors LLC 767 Third Avenue, 30th Floor New York, NY 10017

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Knoll Special Opportunities Fund II Master Fund Ltd. (formerly Knoll Capital Fund II Master Fund Ltd.)
Name of entity

By:	/s/ Fred Knoll
Name: Fred Knoll
Title: KOM Capital Management
Investment Manager

Print jurisdiction of organization of entity:

Address: c/o KOM Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Europa International, Inc.
Name of entity

By:	/s/ Fred Knoll
Name: Fred Knoll
Title: Knoll Capital Management
Investment Manager for Europa International, Inc.

Print jurisdiction of organization of entity

Address: c/o Knoll Capital Management 666 Fifth Avenue, Suite 3702, New York, NY 10103

Holder Signature Page to Registration Rights Agreement

IN WITNESS WHEREOF, the undersigned has executed this Registration Rights Agreement or caused its duly authorized officers to execute this Registration Rights Agreement as of the date first above written.

Hunt BioVenures, L.P.
Name of entity

By : HBV GP, L.L.C, its General Partner

By:	/s/ J. Fulton Murray, III
Name: J. Fulton Murray, III, Manager

Jurisdiction of organization of entity: Delaware

Address: Hunt Investments 1900 N. Akard Dallas, TX 75201 Attn: Michael T. Bierman, J. Fulton Murray, III and Benjamin D. Nelson

Exhibit A

Plan of Distribution

The selling stockholders, which as used herein includes donees, pledgees, transferees or other successors-in-interest selling shares of common stock or interests in shares of common stock received after the date of this prospectus from a selling stockholder as a gift, pledge, partnership distribution or other transfer, may, from time to time, sell, transfer or otherwise dispose of any or all of their shares of common stock or interests in shares of common stock on any stock exchange, market or trading facility on which the shares are traded or in private transactions.  These dispositions may be at fixed prices, at prevailing market prices at the time of sale, at prices related to the prevailing market price, at varying prices determined at the time of sale, or at negotiated prices.

The selling stockholders may use any one or more of the following methods when disposing of shares or interests therein:

- ordinary brokerage transactions and transactions in which the broker-dealer solicits purchasers;

- block trades in which the broker-dealer will attempt to sell the shares as agent, but may position and resell a portion of the block as principal to facilitate the transaction;

- purchases by a broker-dealer as principal and resale by the broker-dealer for its account;

- an exchange distribution in accordance with the rules of the applicable exchange;

- privately negotiated transactions;

- short sales;

- through the writing or settlement of options or other hedging transactions, whether through an options exchange or otherwise;

- broker-dealers may agree with the selling stockholders to sell a specified number of such shares at a stipulated price per share;

- a combination of any such methods of sale; and

- any other method permitted pursuant to applicable law.

The selling stockholders may, from time to time, pledge or grant a security interest in some or all of the shares of common stock owned by them and, if they default in the performance of their secured obligations, the pledgees or secured parties may offer and sell the shares of common stock, from time to time, under this prospectus, or under an amendment to this prospectus under Rule 424(b)(3) or other applicable provision of the Securities Act amending the list of selling stockholders to include the pledgee, transferee or other successors in interest as selling stockholders under this prospectus.  The selling stockholders also may transfer the shares of common stock in other circumstances, in which case the transferees, pledgees or other successors in interest will be the selling beneficial owners for purposes of this prospectus.

In connection with the sale of our common stock or interests therein, the selling stockholders may enter into hedging transactions with broker-dealers or other financial institutions, which may in turn engage in short sales of the common stock in the course of hedging the positions they assume.  The selling stockholders may also sell shares of our common stock short and deliver these securities to close out their short positions, or loan or pledge the common stock to broker-dealers that in turn may sell these securities.  The selling stockholders may also enter into option or other transactions with broker-dealers or other financial institutions or the creation of one or more derivative securities which require the delivery to such broker-dealer or other financial institution of shares offered by this prospectus, which shares such broker-dealer or other financial institution may resell pursuant to this prospectus (as supplemented or amended to reflect such transaction).

The aggregate proceeds to the selling stockholders from the sale of the common stock offered by them will be the purchase price of the common stock less discounts or commissions, if any.  Each of the selling stockholders reserves the right to accept and, together with their agents from time to time, to reject, in whole or in part, any proposed purchase of common stock to be made directly or through agents.  We will not receive any of the proceeds from this offering. Upon any exercise of the warrants by payment of cash, however, we will receive the exercise price of the warrants.

The selling stockholders also may resell all or a portion of the shares in open market transactions in reliance upon Rule 144 under the Securities Act of 1933, provided that they meet the criteria and conform to the requirements of that rule.

The selling stockholders and any underwriters, broker-dealers or agents that participate in the sale of the common stock or interests therein may be "underwriters" within the meaning of Section 2(11) of the Securities Act.  Any discounts, commissions, concessions or profit they earn on any resale of the shares may be underwriting discounts and commissions under the Securities Act.  Selling stockholders who are "underwriters" within the meaning of Section 2(11) of the Securities Act will be subject to the prospectus delivery requirements of the Securities Act.

To the extent required, the shares of our common stock to be sold, the names of the selling stockholders, the respective purchase prices and public offering prices, the names of any agents, dealer or underwriter, any applicable commissions or discounts with respect to a particular offer will be set forth in an accompanying prospectus supplement or, if appropriate, a post-effective amendment to the registration statement that includes this prospectus.

In order to comply with the securities laws of some states, if applicable, the common stock may be sold in these jurisdictions only through registered or licensed brokers or dealers.  In addition, in some states the common stock may not be sold unless it has been registered or qualified for sale or an exemption from registration or qualification requirements is available and is complied with.

We have advised the selling stockholders that the anti-manipulation rules of Regulation M under the Exchange Act may apply to sales of shares in the market and to the activities of the selling stockholders and their affiliates.  In addition, we will make copies of this prospectus (as it may be supplemented or amended from time to time) available to the selling stockholders for the purpose of satisfying the prospectus delivery requirements of the Securities Act.  The selling stockholders may indemnify any broker-dealer that participates in transactions involving the sale of the shares against certain liabilities, including liabilities arising under the Securities Act.

We have agreed to indemnify the selling stockholders against liabilities, including liabilities under the Securities Act and state securities laws, relating to the registration of the shares offered by this prospectus.

We have agreed with the selling stockholders to keep the registration statement of which this prospectus constitutes a part effective until the earlier of (1) such time as all of the shares covered by this prospectus have been disposed of pursuant to and in accordance with the registration statement or (2) two years from the Closing Date.

Exhibit B

Selling Stockholder Questionnaire

To:	Novelos Therapeutics, Inc.
c/o Foley Hoag LLP
155 Seaport Boulevard
Boston, MA 02210
Attention: Matthew Eckert, Esq.
Facsimile: (617) 832-1000

Reference is made to the Registration Rights Agreement (the “Agreement”), made between Novelos Therapeutics, Inc., a Delaware corporation (the “Company”), and the Holders noted therein.

Pursuant to Section 6(a) of the Agreement, the undersigned hereby furnishes to the Company the following information for use by the Company in connection with the preparation of the Registration Statement.

(1)	Name and Contact Information:

Full legal name of record holder:

Address of record holder:

Social Security Number or Taxpayer identification number of record holder:

Identity of beneficial owner (if different than record holder):

Name of contact person:

Telephone number of contact person:

Fax number of contact person:

E-mail address of contact person:

(2)	Beneficial Ownership of Registrable Securities:

(a)	Number of Registrable Securities owned by Selling Stockholder:

(b)	Number of Registrable Securities requested to be registered:

(3)	Beneficial Ownership of Other Securities of the Company Owned by the Selling Stockholder:

Except as set forth below in this Item (3), the undersigned is not the beneficial or registered owner of any securities of the Company other than the Registrable Securities listed above in Item (2)(a).

Type and amount of other securities beneficially owned by the Selling Stockholder:

(4)	Relationships with the Company:

Except as set forth below, neither the undersigned nor any of its affiliates, officers, directors or principal equity holders (5% or more) has held any position or office or has had any other material relationship with the Company (or its predecessors or affiliates) during the past three years.

State any exceptions here:

(5)	Plan of Distribution:

Except as set forth below, the undersigned intends to distribute pursuant to the Registration Statement the Registrable Securities listed above in Item (2) in accordance with the “Plan of Distribution” section set forth therein:

State any exceptions here:

(6)	Selling Stockholder Affiliations:

(a)           Is the Selling Stockholder a registered broker-dealer?

(b)           Is the Selling Stockholder an affiliate of a registered broker-dealer(s)?  (For purposes of this response, an “affiliate” of, or person “affiliated” with, a specified person, is a person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the person specified.)

(c)           If the answer to Item (6)(b) is yes, identify the registered broker-dealer(s) and describe the nature of the affiliation(s):

(d)           If the answer to Item (6)(b) is yes, did the Selling Stockholder acquire the Registrable Securities in the ordinary course of business (if not, please explain)?

(e)           If the answer to Item (6)(b) is yes, did the Selling Stockholder, at the time of purchase of the Registrable Securities, have any agreements, plans or understandings, directly or indirectly, with any person to distribute the Registrable Securities (if yes, please explain)?

(7)           Voting or Investment Control over the Registrable Securities:

If the Selling Stockholder is not a natural person, please identify the natural person or persons who have voting or investment control over the Registrable Securities listed in Item (2) above:

Pursuant to Section 3(c) of the Agreement, the undersigned acknowledges that the Company may, by notice to the Holder at its last known address, suspend or withdraw the Registration Statement and require that the undersigned immediately cease sales of Registrable Securities pursuant to the Registration Statement under certain circumstances described in the Agreement.  At any time that such notice has been given, the undersigned may not sell Registrable Securities pursuant to the Registration Statement.

The undersigned hereby agrees to sell such shares only pursuant to and in the manner contemplated by the Registration Statement, including the Plan of Distribution section contained therein (in substantially the form attached hereto as Exhibit A), or pursuant to an exemption from the registration requirements under the Securities Act.  The undersigned hereby further acknowledges that pursuant to Section 7(b) of the Agreement, the undersigned shall indemnify the Company and each of its directors and officers against, and hold the Company and each of its directors and officers harmless from, any losses, claims, damages, expenses or liabilities (including reasonable attorneys fees) to which the Company or its directors and officers may become subject by reason of any statement or omission in the Registration Statement made in reliance upon, or in conformity with, a written statement by the undersigned, including the information furnished in this Questionnaire by the undersigned.

By signing below, the undersigned consents to the disclosure of the information contained herein in its answers to Items (1) through (7) above and the inclusion of such information in the Registration Statement, any amendments thereto and the related prospectus.  The undersigned understands that such information will be relied upon by the Company in connection with the preparation or amendment of the Registration Statement and the related prospectus.

The undersigned has reviewed the answers to the above questions and affirms that the same are true, complete and accurate.  THE UNDERSIGNED AGREES TO NOTIFY THE COMPANY IMMEDIATELY OF ANY MATERIAL CHANGES IN THE FOREGOING INFORMATION.

Dated:_____________, 2009

Signature of Record Holder
(Please sign your name in exactly the same manner as the certificate(s) for the shares being registered)